Exhibit 99.1

                            [LETTERHEAD OF VOXWARE]

VOXWARE ANNOUNCES FISCAL 2006 THIRD QUARTER RESULTS

LAWRENCEVILLE, NJ -- MAY 15, 2006 - Voxware, Inc. (Nasdaq: VOXW), a leading supplier of voice-driven solutions for the logistics workforce, announced financial results for the quarter ended March 31, 2006.


                                      THREE MONTHS ENDED MARCH 31
                                             2006              2005                      % CHANGE
                                             ----              ----                      --------
                                                                                 (positive numbers indicate
                                                                                     favorable variance,
                                                                             numbers in () indicate unfavorable
                                                 (in thousands)                           variance)
           Total Revenues                $     2,681            $   4,982                   (46%)
              Net Loss                   $    (2,130)           $    (160)               (1,231%)
 Applicable to Common Stockholders

                                      NINE MONTHS ENDED MARCH 31
                                             2006              2005                      % CHANGE
                                             ----              ----                      --------
                                                                                 (positive numbers indicate
                                                                                     favorable variance,
                                                                             numbers in () indicate unfavorable
                                                 (in thousands)                           variance)
           Total Revenues                $    11,993            $  12,162                  (1%)
              Net Loss                   $    (3,144)           $  (1,311)               (140%)
 Applicable to Common Stockholders


Total revenues were $2,681,000, with a corresponding operating loss equal to $2,130,000 in the quarter ended March 31, 2006. After the exclusion of $399,000 in amortization of deferred employee compensation associated with stock option issuances (a non-cash item), operating loss was $1,731,000. Voxware believes this is a more representative measure of overall financial health of the Company because it is more closely correlated to cash flow.

Voxware's third quarter current customer revenues were negatively impacted by a delay in the receipt of several anticipated large orders from existing customers.

With respect to new customers, Voxware closed more new accounts in the third quarter than in any quarter in the prior year - most of which involved new or newly enhanced Voxware products. In the third quarter, the Company maintained its increased levels of spending in research and development and sales and marketing to continue to support the development and introduction of new products and expansion of channel partnerships. In addition, Voxware was listed on NASDAQ's Capital Market with the new stock symbol VOXW.

Additionally, Voxware continued to make significant progress in the past quarter on the development and execution of its partner and new product strategies launched earlier this fiscal year. Strategically complementing the earlier launch of the Company's VoxBrowser(TM) client software - which led to partnerships with major mobile computer manufacturers LXE and Symbol Technologies - Voxware's VoiceLogistics Pro(TM) product line was successfully launched at the NA 2006 Conference in March 2006. We are pleased to report continued and accelerated interest in this revolutionary software product. Just as the earlier release of VoxBrowser spawned relationships with major hardware manufacturers, in the third quarter, primarily as a result of the VoiceLogistics Pro introduction, an initial set of solutions partners purchased VoiceLogistics Pro training, and several new significant partner agreements are in progress. The first of these- with RedPrairie Corporation - was recently announced, and Voxware anticipates the execution of several additional agreements in the current fiscal quarter.

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:

                            [LETTERHEAD OF VOXWARE]


Paul Commons
IR@voxware.com
609.514.4100


ABOUT VOXWARE

Voxware, Inc. (Nasdaq: VOXW), provides voice-driven logistics solutions that optimize the full spectrum of warehouse operations for greater accuracy, productivity and flexibility in supply chain execution.

Voxware's corporate headquarters are in Lawrenceville, New Jersey, with operating offices in Cambridge, Massachusetts, the United Kingdom and France. Additional information about Voxware can be obtained at http://WWW.VOXWARE.COM.


THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN FACTORS THAT MAY CAUSE VOXWARE'S PLANS TO DIFFER OR RESULTS TO VARY FROM THOSE EXPECTED INCLUDING THE RISKS ASSOCIATED WITH VOXWARE'S NEED TO INTRODUCE NEW AND ENHANCED PRODUCTS AND SERVICES IN ORDER TO INCREASE MARKET PENETRATION AND THE RISK OF OBSOLESCENCE OF ITS PRODUCTS AND SERVICES DUE TO TECHNOLOGICAL CHANGE; VOXWARE'S NEED TO ATTRACT AND RETAIN KEY MANAGEMENT AND OTHER PERSONNEL WITH EXPERIENCE IN PROVIDING INTEGRATED VOICE-BASED SOLUTIONS FOR E-LOGISTICS, SPECIALIZING IN THE SUPPLY CHAIN SECTOR; THE POTENTIAL FOR SUBSTANTIAL FLUCTUATIONS IN VOXWARE'S RESULTS OF OPERATIONS; COMPETITION FROM OTHERS; VOXWARE'S EVOLVING DISTRIBUTION STRATEGY AND DEPENDENCE ON ITS DISTRIBUTION CHANNELS; THE POTENTIAL THAT SPEECH PRODUCTS WILL NOT BE WIDELY ACCEPTED; VOXWARE'S NEED FOR ADDITIONAL CAPITAL; AND A VARIETY OF RISKS SET FORTH FROM TIME TO TIME IN VOXWARE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. VOXWARE UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE RESULTS OF ANY OF THESE FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNEXPECTED RESULTS.

                            [LETTERHEAD OF VOXWARE]

                         VOXWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                   MARCH 31,   JUNE 30,
                                                                                     2006        2005
                                                                                   --------    --------
                                          ASSETS
CURRENT ASSETS
      Cash and cash equivalents                                                    $  6,783    $  3,639
      Accounts receivable, net of allowance for doubtful accounts of $188 and
         $116 at March 31, 2006 and June 30, 2005, respectively                       1,689       2,408
      Inventory, net                                                                    691         616
      Deferred project costs                                                             97         150
      Prepaids and other current assets                                                 134          61
                                                                                   --------    --------
           TOTAL CURRENT ASSETS                                                       9,394       6,874

PROPERTY AND EQUIPMENT, NET                                                             382         238
OTHER ASSETS
      Deferred financing costs, net                                                     131         266
      Capitalized software development costs                                             45        --
      Other assets, net                                                                  49          36
                                                                                   --------    --------
           TOTAL OTHER ASSETS                                                           225         302
                                                                                   --------    --------
TOTAL ASSETS                                                                       $ 10,001    $  7,414
                                                                                   ========    ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Current portion of long-term debt                                            $    627    $    666
      Line of credit                                                                   --         1,000
      Accounts payable and accrued expenses                                           2,556       3,103
      Deferred revenues                                                               1,441       1,501
                                                                                   --------    --------
           TOTAL CURRENT LIABILITIES                                                  4,624       6,270
      Long-term debt, net of current maturities                                         220         334
                                                                                   --------    --------
           TOTAL LIABILITIES                                                          4,844       6,604
                                                                                   --------    --------

STOCKHOLDERS' EQUITY
      7% cumulative Series D Convertible Preferred Stock, $0.001 par value,
         ($9,744 aggregate liquidation preference at June 30, 2005); 649,621,940 shares issued
         and outstanding at June 30, 2005                                              --           650
      Common Stock, $0.001 par value, 12,000,000 and 1,500,000,000 shares authorized as of March 31, 2006 and June 30, 2005, respectively;
          6,262,844 and 521,354 shares issued and outstanding at
          March 31, 2006 and June 30, 2005, respectively                                  6           1
      Additional paid-in capital                                                     77,755      70,795
      Accumulated deficit                                                           (69,690)    (66,626)
      Deferred compensation                                                          (2,896)     (4,022)
      Accumulated other comprehensive (loss) gain                                       (18)         12
                                                                                   --------    --------
           TOTAL STOCKHOLDERS' EQUITY                                                 5,157         810
                                                                                   --------    --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 10,001    $  7,414
                                                                                   ========    ========


Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-KSB, 10-QSB and 10-QSB/A.

                            [LETTERHEAD OF VOXWARE]

                         VOXWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        THREE MONTHS ENDED      NINE MONTHS ENDED
                                                                                            MARCH 31,               MARCH 31,
                                                                                       --------------------    --------------------
                                                                                         2006        2005        2006        2005
                                                                                       --------    --------    --------    --------
REVENUES

      Product revenues                                                                 $  1,878    $  4,132    $  9,351    $  9,796
      Services revenues                                                                     803         850       2,642       2,366
                                                                                       --------    --------    --------    --------
          TOTAL REVENUES                                                                  2,681       4,982      11,993      12,162
                                                                                       --------    --------    --------    --------

COST OF REVENUES
        Cost of product revenues                                                            687       1,434       2,954       3,278
        Cost of service revenues                                                            799         757       2,748       2,449
                                                                                       --------    --------    --------    --------
          TOTAL COST OF REVENUES                                                          1,486       2,191       5,702       5,727
                                                                                       --------    --------    --------    --------

GROSS PROFIT                                                                              1,195       2,791       6,291       6,435
                                                                                       --------    --------    --------    --------

OPERATING EXPENSES
        Research and development                                                            837         623       2,400       1,582
        Sales and marketing                                                               1,337         856       3,683       2,020
        General and administrative                                                          733         714       2,160       2,195
        Amortization of deferred employee compensation                                      399         512       1,208       1,232
                                                                                       --------    --------    --------    --------
          TOTAL OPERATING EXPENSES                                                        3,306       2,705       9,451       7,029
                                                                                       --------    --------    --------    --------

OPERATING (LOSS) INCOME                                                                  (2,111)         86      (3,160)       (594)

OTHER (EXPENSES) INCOME
      Interest expense, net of interest income                                               (1)        (62)        (47)       (185)
      Gain on sale of tax loss carryforwards                                               --          --           248        --
      Other (expenses) income, net                                                          (16)        (13)        (85)         (8)
                                                                                       --------    --------    --------    --------

NET (LOSS) INCOME BEFORE INCOME TAXES                                                    (2,128)         11      (3,044)       (787)

PROVISION FOR INCOME TAXES                                                                   (2)       --           (20)       --
                                                                                       --------    --------    --------    --------

NET (LOSS) INCOME                                                                        (2,130)         11      (3,064)       (787)
      Dividends-Series D Convertible Preferred Stock                                       --          (171)        (80)       (524)
                                                                                       --------    --------    --------    --------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                                             $ (2,130)   $   (160)   $ (3,144)   $ (1,311)
                                                                                       ========    ========    ========    ========

NET LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
      Basic and diluted                                                                $  (0.34)   $  (0.38)   $  (0.59)   $  (3.63)
                                                                                       ========    ========    ========    ========

WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTING NET LOSS PER COMMON SHARE
      Basic and diluted                                                                   6,263         421       5,374         361
                                                                                       ========    ========    ========    ========


Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-KSB, 10-QSB and 10-QSB/A.